UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2016

CV SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-54677 (Commission File Number)	80-0944970 (I.R.S. Employer Identification No.)

2688 South Rainbow Boulevard, Suite B

Las Vegas, Nevada 89146

(Address of principal executive offices, Zip Code)

(866) 290-2157
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Item 7.01       Regulation FD Disclosure

On June 8, 2016, CV Sciences, Inc. (the “Company”) presented materials titled Drug Development Program and Overview (the “Materials”) at the LDMicro Invitational Conference held in Bel Air, California (the “Conference”). Some of the information in the Materials and disclosed at the Conference has not previously been disclosed publicly and as a result the Materials are furnished as Exhibit 99.1 hereto. Exhibit 99.1 is incorporated herein solely for purposes of this Item 7.01 disclosure.

Exhibit 99.1 contains forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed in these forward-looking statements.

As previously disclosed in that certain Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on January 4, 2016, on January 4, 2016, the Company filed a Certificate of Amendment of Certificate of Incorporation reflecting its corporate name change to “CV Sciences,Inc.”, effective January 5, 2016. In connection with the corporate name change, on June 8, 2016, the Company announced that the Financial Industry Regulatory Authority (FINRA) had approved a change in the trading symbol for the Company’s common stock to “CVSI”. The Company’s common stock formerly traded under the symbol “CANV”. A copy of the press release issued by the company in connection with the symbol change is attached hereto as Exhibit 99.2 and incorporated by reference herein.

The information set forth under Item 7.01 of this Current Report on Form 8-K (“Current Report”), including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Item 9.01       Financial Statements and Exhibits.

(d)       Exhibits

99.1        Drug Development Program and Overview Presentation, dated June 8, 2016.

99.2        Press Release of CV Sciences, Inc., dated June 8, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2016

CV SCIENCES, INC.

By: /s/ Michael Mona, Jr.
Michael Mona, Jr.
President and Chief Executive Officer